                                                                   Exhibit 10.45

                                                                 RECEIVED
                                                            NOV [ILLEGIBLE] 1998

Manufacturers and Traders Trust Company
M&T Place, 255 East Avenue
P.O. Box 22900, Rochester, NY 14692

September 30, 1998

Mr. Emilio DiCataldo
Senior Vice President/CFO
CVC Products, Inc.
525 Lee Road
Rochester. New York 14606

Dear Emilio:

Reference is made to the Term Loan Agreement (the "Agreement") dated April 14, 1998, between CVC Products, Inc. (the "Borrower") and Manufacturers and Traders Trust Company ("Bank"). We hereby amend the following financial covenants included in insert No.6 to the levels indicated below:

b.    Tangible Net Worth:

      Borrower shall not at any time have a tangible net worth of less than $11,900,000.00 or, as of the end of any fiscal year, a tangible net worth which is less than ninety-five percent (95%) of Borrower's tangible net worth as of the end of the immediately preceding fiscal year. plus the increase in tangible net worth as a result of any private equity placement or public offering.

c.    Total Liabilities to Tangible Net Worth:

            9/30/98                3.0:1
            10/31/98               3.0:1
            11/30/98               3.0:1
            12/31/98               2.5:1
            1/31/99                2.5:1
            2/28/99                2.5:1
            3/31/99                2.5:1
            4/30/99                2.5:1
            5/31/99                2.5:1
            6/30/99                2.5:1
            7/31/99                2.5:1
            8/31/99                2.5:1
            9/30/99                2.5:1 and thereafter

Mr. Emilio DiCataldo
Senior Vice President/CEO
CVC Products, Inc.
September 30, 1998
Page 2


d.    Cash Flow Ratio:

      9/30/98   1.45:1
      10/31/98  1.45:1
      11/30/98  1.45:1
      12/31/98  1.1:1
      1/31/99   1.45:1
      2/28/99   1.45:1
      3/31/99   1.75:1
      4/30/99   1.75:1
      5/31/99   2.0:1
      6/30/99   2.0:1
      7/31/99   2.25:1
      8/31/99   2.25:1
      9/30/99   2.5:1 and thereafter

e.    Backlog:

      9/98     $ 8,000,000.00
      10/98    $ 8,000,000.00
      11/98    $10,000,000.00
      12/98    $13,000,000.00
      1/99     $13,000,000.00
      2/99     $13,000,000.00
      3/99     $15,000,000.00
      4/99     $15,000,000.00
      5/99     $15,000,000.00
      6/99     $18,000,000.00
      7/99     $18,000,000.00
      8/99     $18,000,000.00
      9/99     $18,000,000.00 and thereafter

Mr. Emilio DiCataldo
Senior Vice President/CEO
CVC Products, Inc.
September 30, 1998
Page 3


f.    Maximum Quarterly Negative Income:

       9/98   $700,000.00
      12/98   $100,000.00
       3.99   $100,000.00
       6/99   $100,000.00
      12/99   $100,000.00 and thereafter

g.    Capital Expenditures:

      For fiscal year ending September 30, 1998, Borrower shall not make capital expenditures which exceed $6,700,000.00 and shall not make capital expenditures which exceed $4,500,000.00 for fiscal year ending September 30, 1999. or any fiscal year thereafter.

We also hereby amend paragraph (ix) on page R-6 as follows:

Borrower also will submit to Bank within fifteen (15) days after the end of each calendar month a Borrowing Base Certificate reporting on the Borrowing Base as of the end of the previous month, together with all supporting documentation requested by Bank and a monthly backlog report. Each Borrowing Base Certificate shall be in form satisfactory to the Bank and certified to Bank by Borrower's Chief Financial Officer. Borrower will also, within thirty (30) days of the end of each calendar month, provide the Bank with a certificate executed by its Chief Financial Officer, stating that he has read this Agreement, knows its contents, and that to his knowledge, Borrower is in compliance with all financial covenants contained in this Agreement, and no Event of Default has occurred under the Agreement, and no conditions exist, which with notice, lapse of time or both, would constitute an Event of Default under this Agreement. The certificate shall also show the computations required to establish Borrower's compliance with each financial covenant during the period covered by the certificate. Borrower shall also provide Bank with such additional financial and other information as Bank shall reasonably, from time to time, request.

Mr. Emilio DiCataldo
Senior Vice President/CEO
CVC Products, Inc.
September 30, 1998
Page 4


Except as amended above, all other covenants, financial covenants, terms and conditions of this agreement remain in effect. Consent of this amendment shall be conditioned upon the acceptance by the Borrower and Guarantor as indicated below:

Sincerely,

MANUFACTURERS AND TRADERS TRUST COMPANY


/s/ William E. Holston

William E. Holston
Vice President


WEH/ac


Accepted as of Sept 30, 1998

      CVC PRODUCTS, INC.


   /s/ Emilio DiCataldo
-----------------------------


      CVC HOLDINGS, INC.


   /s/ Emilio DiCataldo
-----------------------------